UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUNRISE REAL ESTATE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 20, 2022

To the Shareholders of SUNRISE REAL ESTATE GROUP, INC.:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Sunrise Real Estate Group, Inc., a Texas corporation (the “Company”) that will be held on July 20, 2022, at 10:00 a.m. local time, at the Company’s principal executive offices located at No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702.

We are now filing this proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in order to provide the disclosures required by the rules and regulations of the SEC in connection with the Annual Meeting, which will be held for the following purposes:

1.	To elect eight (8) persons to the Board of Directors of the Company, each to hold office until the next annual meeting of the Company’s shareholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of R.H CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice or made available over the Internet. We are not aware of any other business to come before the Annual Meeting.

Only shareholders of record at the close of business on May 31, 2022 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or vote instruction form in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the Annual Meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials that is being mailed to you and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By: Order of the Board of Directors,

/s/ Lin Hsin Hung
Chairman

June 24, 2022

SUNRISE REAL ESTATE GROUP, INC.

No. 18, Panlong Road, Qingpu District

Shanghai, People’s Republic of China, 201702

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Sunrise Real Estate Group, Inc., a Texas corporation (the “Company” or “we”), for the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is to be held on July 20, 2022 at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof, at the principal executive offices of the Company, located at No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702.

The approximate date on which the Proxy Statement and the accompanying notice and form of proxy are intended to be sent or made available to stockholders is on or about June 24, 2022.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

Our records indicate that you owned your shares of Company common stock, par value $0.01 per share (the “Common Stock”) at the close of business on May 31, 2022 (the “Record Date”). You have been sent this Proxy Statement and the enclosed proxy because the Company is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting on the proposals described in this Proxy Statement.

What proposals will be voted at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

(1)	The election of eight (8) persons to the Board of Directors of the Company, each to hold office until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified (Proposal 1);

(2)	The ratification of the appointment of R.H CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2).

We will also consider any other business that properly comes before the Annual Meeting or at any postponement or adjournment of the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their judgment.

What are the recommendations of the Board of Directors?

Our Board of Directors unanimously recommends that you vote:

(1)	“For” the election of the nominated directors (Proposal 1); and

(2)	“For” the ratification of the appointment of R.H CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2)

Will there be any other items of business on the agenda?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the Annual Meeting or at any postponement or adjournment of the Annual Meeting. Those persons intend to vote that proxy in accordance with their judgment. If for any reason any of the nominees are not available as candidates for director, and our Board of Directors has not reduced the authorized number of directors on our Board of Directors, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Who is entitled to vote at the Annual Meeting?

All owners of our Common Stock as of the close of business on the Record Date are entitled to vote their shares of Common Stock at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, a total of 68,691,925 shares of Common Stock are outstanding and eligible to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting. The enclosed proxy card or voting instruction card shows the number of shares you are entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, to ensure your vote is counted, we encourage you to vote either by Internet or by filling out and returning the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as a proposal to ratify an independent registered public accounting firm (Proposal 2). However, absent instructions from the beneficial owners of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as Proposal 1. We strongly encourage you to vote.

How do I vote?

Your shares may only be voted at the Annual Meeting if you are present in person or are represented by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure that your shares will be represented.

You may vote using any of the following methods:

●	By Internet. You may vote by using the Internet in accordance with the instructions provided on the Notice of Internet Availability of Proxy Materials. The Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

●	By Mail. Stockholders of record of Common Stock as of the Record Date may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the eight (8) nominees to the Board of Directors (Proposal 1), and “FOR” the ratification of R.H CPA as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Proposal 2). Stockholders who hold shares beneficially in street name and have requested to receive printed proxy materials may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

●	In person at the Annual Meeting. Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting or at any postponement or adjournment of the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail or Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with our Secretary a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by the Internet, you may revoke your proxy with a later Internet proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or, if you have obtained a legal proxy from your broker, bank or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who may attend the Annual Meeting?

All stockholders that were stockholders of the Company as of the Record Date, or their authorized representatives, may attend the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. If your shares are held in the name of a brokerage firm, bank, dealer or other similar organization that holds your shares in “street name” and you plan to attend the Annual Meeting, you should obtain a legal proxy from the broker, bank or nominee that holds your shares to ensure your admission.

What constitutes a quorum and how will votes be counted?

The Annual Meeting will be held if a quorum, consisting of over fifty percent (50%) of the outstanding shares of Common Stock entitled to vote as of the Record Date, is represented in person or by proxy. Abstentions and broker “non-votes” will be counted for purposes of determining a quorum.

A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Absent instructions from the beneficial owners, banks and brokers who hold shares in street name for beneficial owners have the authority to vote only on routine corporate matters, such as the ratification of the appointment of RH CPA as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Proposal 2) without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, such as the uncontested election of our directors (Proposal 1).

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business at the Annual Meeting or any postponement or adjournment of the Annual Meeting, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal. Thus, if you do not give your broker specific voting instructions, your shares may not be voted on these “non-routine” matters and the effect of a broker non-vote varies depending on the vote required with respect to an individual proposal.

How are proxies being solicited and who will pay for the solicitation of proxies?

This proxy solicitation is being made by the Company on behalf of the Board of Directors of the Company and will be paid for by the Company. We will reimburse brokerage firms, banks and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and regular employees personally or by telephone, facsimile or electronic mail. No additional compensation will be paid to these persons for such services.

I am a stockholder, and I only received a copy of the Notice of Internet Availability of Proxy Materials (“Notice”) in the mail. How may I obtain a full set of the proxy materials?

In accordance with the “notice and access” rules of the SEC, we may furnish proxy materials, including this Proxy Statement, to our stockholders of record and beneficial owners of shares by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials, stockholders may contact:

Wang Li Jun

Sunrise Real Estate Group, Inc.

No. 18 Panlong Road, Qingpu District

Shanghai, 201702, People’s Republic of China

Telephone: + 86-21-6067-3831

E-mail: ir@sunrise.sh

Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Whom should I contact with other questions?

You may obtain information from us by making a request by telephone or in writing at the address of our Corporate Secretary set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on July 20, 2022:

The Notice of Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report are available at https://onlineproxyvote.com/SRRE

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth, as of May 31, 2022, the number and percentage of our 68,691,925 shares of common stock outstanding that were beneficially owned by (1) each person known to the Company to be the beneficial owner of five percent or more of our common stock, (2) each director, nominee and named executive officer, and (3) all of the Company’s directors and executive officers as a group. Unless otherwise indicated, the person listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated.

		Amount and Nature of
Title of Class	Name and Address	Beneficial Ownership(12)		Percent of Class
Common	Lin Chi-Jung, No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702.	46,731,869	(1)	68.03	%(2)

Common	Lin Hsin-Hung, No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702.	100,000	(3)	0.15	%(2)

Common	Lin Chao Chun, No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702.	3,356,765	(4)	4.89	%(2)

Common	Pan Yu-Jen, No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702.	100,000	(5)	0.15	%(2)

Common	Wang Wenhua, Hengfeng Road, No. 638, 5th Fl., Bldg A	40,450	(6)	0.06	%(2)

Common	Zhang Jian, No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702.	160,000	(7)	0.23	%(2)

Common	Mi Yong Jun, No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702.	150,000	(8)	0.22	%(2)

Common	Chang Shu Chen, No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702.	752,715		1.10	%(2)
All Directors and Officers As a Group		51,391,799	(9)	71.68	%(9)

Common	Better Time International	3,530,000	(10)	5.14%

Common	Good Speed Service Limited	3,469,572	(11)	5.05%

Non-Officers and Directors		6,999,572		10.19%

(1)	Includes 2,000,000 shares of common stock underlying the option issued by the Company to Mr. Lin on December 28, 2021, which are excisable at $0.60 per share for a period of two years. 44,511,440 shares of common stock are owned by Ace Develop Properties Limited, of which Mr. Lin Chi-Jung is the sole beneficial owner.

(2)	Based on 68,691,925 shares of the Company’s common stock outstanding as of May 31, 2022 and assuming excise of all of the options beneficially owned by such executive officer or director.
(3)	Includes 100,000 shares of common stock underlying the option issued by the Company to Mr. Lin on December 28, 2021, which are excisable at $0.60 per share for a period of two years.
(4)	These shares are owned by Robert Lin Investments, Inc., of which Mr. Lin Chao Chun is the sole beneficial owner.
(5)	Includes 100,000 shares of common stock underlying the option issued by the Company to Mr. Pan on December 28, 2021, which are excisable at $0.60 per share for a period of two years.
(6)	Includes 25,000 shares of common stock underlying the option issued by the Company to Mrs. Wang on December 28, 2021, which are excisable at $0.60 per share for a period of two years.
(7)	Includes 160,000 shares of common stock underlying the option issued by the Company to Mr. Zhang on December 28, 2021, which are excisable at $0.60 per share for a period of two years.
(8)	Includes 150,000 shares of common stock underlying the option issued by the Company to Mr. Mi on December 28, 2021, which are excisable at $0.60 per share for a period of two years.
(9)	Except as reported herein, other directors, officers, and nominees are not the beneficial owners of any shares of the Company’s common stocks.
(10)	The beneficial owner of Better Time International is Wang Chun-Chieh.
(11)	The beneficial owner of Good Speed Services Limited is Yuan Chi Lung.
(12)	The number of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right (a “Presently Exercisable” security). Including those shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. A total of 68,691,925 shares of Common Stock are considered to be outstanding on the Record Date. For each beneficial owner above, any Presently Exercisable securities of such beneficial owner have been included in the denominator, pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL 1. - ELECTION OF DIRECTORS

Our Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board of Directors are kept informed of the Company’s business by participating in Board of Directors and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

The number of our directors is determined in accordance with our Articles of Incorporation and Bylaws. At the Annual Meeting, eight (8) directors will be elected, each to hold office until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified. The individuals who have been nominated for election to the Board of Directors at the Annual Meeting are listed in the table below. Four (4) of the nominees are current directors of the Company, and the remaining four (4) would be new directors of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be duly designated by the proxy holders or by the present Board of Directors or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. To be elected, each of the eight (8) nominees proposed for election as directors at the Annual Meeting must receive the affirmative vote of a majority of all shares entitled to vote and voted on such matter.

Director Selection and Director Qualifications

Qualifications, Attributes, Skills and Experience to be Represented on the Board of Directors as a Whole

There have been no material changes to the procedures by which stockholders may recommend nominees to our Board of Directors since such procedures were last disclosed. The Company utilizes a Governance and Nominating Committee, whose primary duties are to identify and review candidates for the Board and recommend candidates for election to the Board, periodically review the skills and characteristics required of Board members in the context of the current Board, and periodically review the Company’s corporate governance policies and recommend modifications to the Board as appropriate. The Governance and Nominating Committee of the Board consists of Mr. Lin Chao-Chun, Mr. Li Xiao-Gang and Mr. Fu Xuan-Jie. The Governance and Nominating Committee operates pursuant to a charter that was approved by our Board, a current copy of which is available on our website at www.sunrise.sh under the heading “Investor” and subheading “Corporate Governance.”

Our shareholders may recommend director nominees, and the Governance and Nominating Committee will consider nominees recommended by shareholders. We anticipate that nominees recommended by shareholders will be evaluated in the same manner as nominees recommended by anyone else, although the Governance and Nominating Committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The Governance and Nominating Committee will consider all relevant qualifications as well as the needs of the company in terms of compliance with SEC rules. Shareholders may recommend nominees by writing to the Governance and Nominating Committee c/o the Secretary at Sunrise Real Estate Group, Inc., No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702; or via email at ir@sunrise.sh. Shareholder recommendations will be promptly provided to the chairman of the Governance and Nominating Committee. To be considered by the Governance and Nominating Committee for inclusion in the proxy for the 2023 annual meeting, recommendations must be received by the Secretary of the Company not later than the close of business on December 31, 2022.

While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Governance and Nominating Committee and the Board takes into account the following criteria, among others, in considering directors and candidates for the board: judgment, experience, skills and personal character of the candidate, and the needs of the Board.

The Governance and Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance and Nominating Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Governance and Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination. The Nominating and Corporate Governance Committee also ensures that a majority of nominees would be “independent directors” as defined under the applicable rules of the SEC and The NASDAQ Stock Market LLC (“NASDAQ”).

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since
Lin Hsin Hung	67	Chairman, Chief Executive Director	November 2006
Chang Shu-Chen	54	Not affiliated with the Company	Ms. Chang has not previously held a Director position.
Lin Yuan Qiang	46	Director Nominee, Vice President of Administration for Linyi Shangyang Real Estate ( a subsidiary of the Company)	Mr. Lin has not previously held a Director position.
Gu Liang	47	Not affiliated with the Company	Mr. Gu has not previously held a Director position.
Lin Chi Jung	62	Founder, Director	October 2003
Lin Chao Chun	72	Director	May 2005
Li Xiao Gang	64	Director	November 2004
Wang Wen Hua	56	Director	December 2021

Biographical Information and Summary of Qualifications of Nominees for Director

Director Independence

Following is biographical information for each of the eight nominees consisting of the age, principal occupation, and other relevant information. The designation of “Affiliated” noted beside the nominee’s name indicates that the nominee is an officer or employee of Sunrise. The designation of “Independent” noted beside the nominee’s name indicates that the nominee is considered an independent director within the meaning of the Marketplace Rules of the Nasdaq Stock Market, Inc., which is the independence standard that we have chosen to report under. There were and are no transactions, relationships or arrangements not otherwise disclosed in this Proxy Statement that were considered by the Board of Directors under the applicable independence definitions in determining that each of these directors is independent.

Lin Hsin-Hung, Chairman (Affiliated)

Lin Hsin Hung, age 67, was appointed as an executive director on November 28, 2006 and Chairman of the Board on October 29, 2018. Mr. Lin has served as the Chairman of the Board of Tian Li Manufacture Corporation from 1986 to 1989, Ding Kai Industry Corporation from 1992 to 1997, Hua Wei Development Corporation from 1997 to 2000 and an executive Director of Di Heng Capital Management Corporation from 1998 to 2000. He graduated from the Economics Department of Taiwan Wen Hua College in 1981. The Board believes Mr. Lin has the knowledge and expertise in the capital markets that will benefit the Company. Mr. Lin is not a member of the board of any other public company or any investment company, neither has he been a member of the boards of directors of such companies for the past five years.

Chang Shu-Chen (Independent)

Mrs. Chang, age 54, is the Director of Internal Auditing and Finance for Shanghai Daerwei Trading Limited, a position that she has held since 2016. Prior to joining Daerwei, she was the Secretary of the General Manager at Sansha Electric Manufacturing from 2010 to 2016. Mrs. Chang holds a bachelor’s degree in Japanese from the Utsunomiya University. The Company is confident that Mrs. Chang’s exemplary internal auditing skills will be beneficial to our operations. Mrs. Chang is the sister-in-law to our founder and director, Mr. Lin Chi Jung. Mrs. Chang is not a member of the Board of any other public company or any investment company, neither has she been a member of the boards of directors of such companies for the past five years.

Lin Yuan Qiang (Affiliated),

Mr. Lin, age 46, is the Vice President of Administration for Linyi Shangyang Real Estate, a position that he has held since 2012. Previously, he was the Sales Manager for one of our real estate projects based in Sanya from 2008 to 2012. He graduated from Nanqiang Highschool in 1993 and has been affiliated with the Company as an employee for many years, where he obtained an in-depth insight on the Company’s workings and operations. Mr. Lin is not a member of the Board of any other public company or any investment company, neither has he been a member of the boards of directors of such companies for the past five years.

Gu Liang (Independent)

Mr. Gu, age 47, is a partner with Shanghai Wolun Investment Management, a position he held since 2016. Mr. Liang also served as Vice President at Shanghai Xuan Lun Investment Consultancy from 2012 to 2015. Mr. Gu graduated from Shanghai Jiao Tong University with a bachelor’s degree in Economics in 1997. Through his experiences, Mr. Liang developed a deep understanding of capital markets and investment strategies, thereby making him a beneficial member of the Board. Mr. Gu is not a member of the Board of any other public company or any investment company, neither has he been a member of the boards of directors of such companies for the past five years.

Lin Chi-Jung, Director (Affiliated)

Lin Chi-Jung, age 62, was the Chairman of the Board of Directors of the Company until October 29, 2018. Mr. Lin began serving as a Director of SRRE on October 28, 2003 and was appointed Chairman on October 11, 2004. He founded subsidiaries Shanghai Xin Ji Yang Real Estate Consultation Co., Ltd. (“SHXJY”) in late 2001, Shanghai Shang Yang Investment Management and Consulting Co., Ltd. (“SHSY”) in early 2004 and Suzhou Gao Feng Hui Property Management Co., Ltd. (“SZGFH”) in early 2005. Under his leadership and management, SHXJY, SHSY and SZGFH have grown rapidly. Prior to establishing this property business, Mr. Lin invested in the film making and publishing businesses. In his younger days, Mr. Lin was a well-known actor in Chinese communities around the world, including Mainland China, Taiwan, North America and South East Asia. The Board believes that Mr. Lin has the experience and qualification as a member of the Board of Directors because of his experience in the real estate industry, his leadership and strategic direction for the Company and his public personality, which makes him an invaluable asset to the Company. Mr. Lin is not a member of the Board of any other public company or any investment company, neither has he been a member of the boards of directors of such companies for the past five years. Mr. Lin stepped down as CEO on January 30, 2018 and was succeeded by Mr. Pan Yu-Jen.

Lin Chao-Chun, Director (Affiliated)

Lin Chao-Chun, age 72, was appointed as a Director on May 23, 2005, and serves on our Compensation and Governance and Nominating Committees. He is one of the co-founders of subsidiary SHXJY. The Board believes Mr. Lin has the experience and skill to serve as a director of the Company because he brings with him 29 years of real estate industry experience, particularly in the areas of agency property investment, and development services. Prior to starting his business in Mainland China, he co-founded Taipei Xin Lian Yang Property Co. Ltd. in Taiwan in the early 1980’s. Under Mr. Lin’s leadership, this business had contracted sales of NTD 120 billion (approx. US$ 3.4 billion) and 800 employees. In 2001 he joined Lin Chi-Jung to re-establish his career in Mainland China. Currently, Lin Chao-Chun is managing the day-to-day business operation of SHXJY. Lin Chao-Chun graduated from Taiwan Chung Yuan University with a bachelor’s degree in business administration. Mr. Lin is not a member of the Board of any other public company or any investment company, neither has he been a member of the boards of directors of such companies for the past five years.

Li Xiao-Gang, Director (Independent)

Li Xiao-Gang, age 64, was appointed an independent director on November 23, 2004, and serves on our Audit, Compensation, and Governance and Nominating Committees. In 1992, he was appointed the Deputy Director of the Economics Law Consultation Center of the Shanghai Academy. In 2000, he was the Director of the Foreign Investment Research Center of the Academy. From 1992 to the present, Mr. Li has served as a Director cum Deputy Secretary-General of the Shanghai Consultation Association. The Board believes Mr. Li’s contribution of his views on economy as well as his knowledge of the real estate movement in China are invaluable to the Company. Mr. Li graduated from Shanghai Finance and Economics University in 1984, and joined the Shanghai Academy of Social Science. Mr. Li is not a member of the Board of any other public company or any investment company, neither has he been a member of the boards of directors of such companies for the past five years.

Wang Wen Hua, Director (Independent)

Ms. Wang Wenhua, age 56, was appointed an independent director on December 28, 2021. She previously worked at the Company’s subsidiary, SHXJY from 2001 to 2016. She was the Financial Controller of SHXJY from 2001 to 2010 and subsequently became the Vice President of Administration in 2010. While she was the Financial Controller of SHXJY, she was also involved in the Company’s internal management and operation. From 2017 to 2020, she served as a part-time consultant for unconsolidated affiliate Shanghai Da Er Wei Trading Company Limited (“SHDEW”). The Company believes that Ms. Wang’s extensive knowledge of the Company’s operations and internal management as well as her accounting expertise will be a key asset to the Company. Ms. Wang received a technical degree in accounting from the Shanghai Lixin University of Accounting and Finance in 1984. Ms. Wang is not a member of the Board of any other public company or any investment company, neither has she been a member of the boards of directors of such companies for the past five years.

Each director holds office until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified. There are no arrangements or understandings between any of our nominees or directors and any other person pursuant to which any of our nominees or directors have been selected for their respective positions.

With the exception of Chang Shu Zhen, who is the sister-in-law of Lin Chi Jung, there are no family relationships among directors, executive officers, or persons nominated or chosen to become the directors or executive officers.

No director of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Other than as described above, no director has held any directorship during the past five years with any other public company.

For information as to the shares of the Common Stock held by those nominees holding shares, see “Securities Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Securities Ownership of Certain Beneficial Owners and Management.”

Involvement in Certain Legal Proceedings

None of our directors, executive officers, or control persons has been involved in any of the following events during the past ten years:

•	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of bankruptcy or within two years prior to that time; or

•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); or

•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities, or his association with any persons engaged in such activities; or

•	Being found by a court of competent jurisdiction (in a civil violation), the SEC or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; or

•	Being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: any Federal or State securities or commodities law or regulation; or any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity. This violation does not apply to any settlement of a civil proceeding among private litigants; or

•	Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Governance Structure

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board of Directors seeks to understand and oversee critical business risks. The Board of Directors does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has internal processes and an internal control environment to identify and manage risks and to communicate with the Board of Directors. The Board of Directors and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board of Directors, Board Committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

●	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function. The Audit Committee members meet separately with representatives of the Company’s independent auditing firm; and

●	The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation; and

●	The Governance and Nominating Committee evaluates risk associated with management decisions and strategic direction and reports concerns to the full Board. In addition, this committee evaluates the performance of independent directors and makes suggestions to the full Board concerning director qualifications and number of independent directors. The committee also oversees the Company’s ethics programs, including the Code of Business Ethics and Conduct.

Required Vote

To be elected, each nominee for director must receive at least a majority of the votes cast at the Annual Meeting (assuming a quorum is present) with respect to that nominee’s election. Abstentions and broker “non-votes” will not be counted as a vote cast with respect to a nominee.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the nominees set forth in Proposal 1.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

The Company’s Board has three standing committees: an Audit Committee, Governance and Nominating Committee, and a Compensation Committee. We have a written Audit Committee Charter, Governance and Nominating Committee Charter and Compensation Committee Charter. Each of these charters contains a definition for determining whether members of the respective Committee are independent for purposes of that committee. Current copies of these charters are posted at www.sunrise.sh under the heading “Investor” and subheading “Corporate Governance.”

Except for Lin Chao-Chun, all of our directors serving on our committees are “independent” within the meaning of the Marketplace Rules of the Nasdaq Stock Market, Inc., which is the independence standard that we have chosen to report under. From time to time, the Board may establish other committees.

During the fiscal year ended December 31, 2021, the Board held three meetings and took no action by unanimous written consent. Each of our directors serving on the Board during 2021 attended at least 75% of the meetings held by the Board. We do not have a policy requiring Board members to attend the annual meeting of our stockholders. During 2021, we did not have an annual shareholders’ meeting at which shareholder action was taken. Our Audit Committee, Governance and Nominating Committee, and Compensation Committee did not have any meetings during 2021.

Audit Committee and Audit Committee Financial Expert

Our Board established the Audit Committee on August 23, 2005. The Audit Committee consists of two members, Fu Xuan-Jie, Li Xiao-Gang, all of whom are “independent” within the meaning of the Marketplace Rules of the Nasdaq Stock Market, Inc., which is the independence standard that we have chosen to report under. With the resignation of Mr. Zhang Xi on April 14, 2014, our Audit Committee currently does not have a financial expert, as that term is used under Item 407(d)(5) of Regulation S-B. The Company intends to elect Wang Wen Hua to the Audit Committee as she would qualify as such a financial expert.

Governance and Nominating Committee

The Governance and Nominating Committee of the Board consists of Mr. Lin Chao-Chun, Mr. Li Xiao-Gang and Mr. Fu Xuan-Jie. The primary duties of the Governance and Nominating Committee are to identify and review candidates for the Board and recommend candidates for election to the Board, periodically review the skills and characteristics required of Board members in the context of the current Board, and periodically review the Company’s corporate governance policies and recommend modifications to the Board as appropriate. The Governance and Nominating Committee operates pursuant to a charter that was approved by our Board, a current copy of which is available on our website at www.sunrise.sh under the heading “Investor” and subheading “Corporate Governance.”

Our shareholders may recommend director nominees, and the Governance and Nominating Committee will consider nominees recommended by shareholders. We anticipate that nominees recommended by shareholders will be evaluated in the same manner as nominees recommended by anyone else, although the Governance and Nominating Committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The Governance and Nominating Committee will consider all relevant qualifications as well as the needs of the company in terms of compliance with SEC rules.

While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Governance and Nominating Committee and the Board takes into account the following criteria, among others, in considering directors and candidates for the board: judgment, experience, skills and personal character of the candidate, and the needs of the Board.

The Governance and Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance and Nominating Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Governance and Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

Compensation Committee

The Compensation Committee of the Board consists of Mr. Lin Chao-Chun, Mr. Li Xiao-Gang and Mr. Fu Xuan-Jie. The primary duties of the Compensation Committee are to annually review and approve the Company’s compensation strategy to ensure that employees are rewarded appropriately; review annually and approve corporate goals and objectives relevant to executive compensation; annually review and determine elements of compensation of the CEO and other officers; and review and recommend compensation for non-employee members of our Board. The Compensation Committee operates pursuant to a charter that was approved by our Board, a current copy of which is available on our website at www.sunrise.sh under the heading “Investor” and subheading “Corporate Governance.”

Compensation Committee Interlocks and Insider Participation

During fiscal year ending December 31, 2021, the Compensation Committee consisted of Mr. Lin Chao-Chun, Mr. Li Xiao-Gang and Mr. Fu Xuan-Jie. During the year 2021, none of these individuals served as an officer or employee of the Company. Furthermore, none of these individuals previously served as an officer of the Company. None of these individuals had any relationships requiring disclosure under 17 C.F.R. 229.404.

Code of Ethics

On October 8, 2005, we adopted a code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. The Company will provide to any person without charge, upon request, a copy of the corporate code of ethics. Any person wishing a copy should write to Wang Li Jun, Sunrise Real Estate Group, Inc., 18 Panlong Road, Qingpu District, Shanghai, PRC 201702.

REPORT OF THE AUDIT COMMITTEE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021

The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 3, 2021 and met with both management and representatives of R.H CPA, our independent registered public accountants for that year, to discuss such audited financial statements. Management and our independent registered public accountants have represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has received from and discussed with R.H CPA the written disclosures and the letter regarding R.H CPA’s communications with the Audit Committee concerning independence as required by applicable requirements of the Public Company Accounting Oversight Board and discussed with R.H CPA the independence of R.H CPA. The Audit Committee also discussed with R.H CPA any matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the 2021 Fiscal Year.

Submitted by the Audit Committee of the Board of Directors:

Fu Xuan-Jie (Chairman)

Li Xiao-Gang

EXECUTIVE COMPENSATION

Compensation Philosophy

The Company has established a compensation committee to ensure that employees are reward appropriately based on performance and review the compensation of the CEO and other executive managers annually. Our compensation program for our executive officers and all other employees is designed such that it will not incentivize unnecessary risk-taking as our compensation consists primarily of base salaries without bonuses or stock awards.

The following table reflects the compensation paid to the Company’s Chief Executive Officer and each of the Company’s compensated executive officers whose compensations exceeded $100,000 in fiscal years 2021, 2020 and 2019 for services rendered to the Company and its subsidiaries.

							Change in
							Pension
							Value
							and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Zhang Jian	2021	35,000	—	—	22,500	—	—	—	57,500
CEO (since November 8, 2019)	2020	35,000	—	—	—	—	—	—	35,000
	2019	35,000	—	—	—	—	—	—	35,000

Pan Yu Jen	2021	86,000	—		15,000				101,000
Former CEO from January 30, 2018 to November 8, 2019	2020	86,000	—						86,000
	2019	86,000							86,000

Mi Yong Jun	2021	24,500	—	—	15,000	—	—	295	39,795
CFO (since June 24, 2013)	2020	24,500	—	—	—	—	—	295	24,795
	2019	24,500						295	24,795

Option/SAR Grants

On December 28, 2021, the Board of Directors of the Company authorized the Company to issue options to purchase an aggregate of 3,000,000 shares of common stock as a bonus incentive to 13 employees and consultants that have each served the Company for a minimum of eight years. The options vested immediately and are exercisable until December 27, 2023 at an exercise price of $0.60 per share. The Directors and Executive Officers who were granted options include:

Lin Chi Jung	Director	2,000,000 shares
Zhang Jian	Chief Executive Officer	160,000 shares
Lin Hsin Hung	Chairman of the Board	100,000 shares
Pan Yu Jen	Director	100,000 shares
Mi Yong Jun	Chief Financial Officer	150,000 shares
Wang Wen Hua	Director	25,000 shares

The Company has no formal stock option plan or other equity incentive plan in place. Accordingly, except for the issuance on December 28, 2021, no individual grants of stock options, whether or not in tandem with Stock Appreciation Rights (“SARs”) and freestanding SARs have been made to any executive officer or any director since the Company’s inception. No stock options have been exercised by the Company’s officers or directors in any fiscal year.

Employment Agreements

The Company’s subsidiary, Shanghai Shang Yang Investment Management and Consulting Co., Ltd. (“SHSY”), maintains employment agreements with the Company’s Chief Executive Officer and Chief Financial Officer.

The contract with our CEO became effective November 8, 2019, and is set to expire November 7, 2022. Under that contract, the CEO is paid a salary of 20,000 RMB ($2,960.94 USD) per month. The CEO receives no other compensation beyond this salary. In addition to standard non-disclosure clauses, the CEO’s employment agreement includes a non-compete clause. This non-compete clause precludes the CEO from, for a two-year period following termination of his employment, taking the Company’s clients or disclosing client information that would cause the Company’s clients or employees to be taken.

The contract with our CFO became effective April 4, 2020, and expired on April 23, 2022. SHSY intends to extend the CFO’s employment to 2024, but has been unable to do so as of the date of this Proxy Statement due to the current conditions in the People’s Republic of China caused by the coronavirus pandemic. Under the CFO’s contract, the CFO is paid a salary of 37,000 RMB ($5,477.75 USD) per month. The CFO receives no other compensation beyond this salary. The CFO receives standard medical insurance benefits provided by the government of the People’s Republic of China.

Outstanding Equity Awards at Fiscal Year-End 2020

The following table sets forth the equity awards outstanding at December 31, 2021 for each of our named executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Name	Number of Securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity inventive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Lin Chi Jung	2,000,000			$0.60 per share	December 27, 2023	0
Zhang Jian	160,000			$0.60 per share	December 27, 2023	0
Lin Hsin Hung	100,000			$0.60 per share	December 27, 2023	0
Pan Yu Jen	100,000			$0.60 per share	December 27, 2023	0
Mi yong Jun	150,000			$0.60 per share	December 27, 2023	0
Wang Wen Hua	25,000			$0.60 per share	December 27, 2023	0

DIRECTOR COMPENSATION

					Change in
					Pension Value
					and
	Fees Earned			Non-Equity	Nonqualified
	or Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
LIN CHI-JUNG	195,000	—	300,000	—	—	—	495,000
LIN CHAO-CHUN	—	—	—	—	—	—	—
LIN HSIN-HUNG	51,604	—	15,000	—	—	—	66,604
FU XUAN-JIE	17,201	—	—	—	—	—	17,201
LI XIAO-GANG	17,201	—	—	—	—	—	17,201
CHEN REN	17,201	—	—	—	—	—	17,201
WANG WENHUA	—	—	3,750	—	—	—	3,750

(1)            On December 28, 2021, the Board of Directors issued options to the following Directors. The options vested immediately and are exercisable until December 27, 2023 at an exercise price of $0.60 per share.

Lin Chi Jung	Director	2,000,000 shares
Lin Hsin Hung	Chairman of the Board	100,000 shares
Pan Yu Jen	Director	100,000 shares
Wang Wen Hua	Director	25,000 shares

We do not maintain a medical, dental or retirement benefits plan for the directors.

Except as disclosed in this proxy statement, we have not compensated, and will not compensate, our non-independent directors for serving as our directors, although they are entitled to reimbursements for reasonable expenses incurred in connection with attending our board meetings.

The directors may determine remuneration to be paid to the directors with interested members of the Board refraining from voting. The Compensation Committee will assist the directors in reviewing and approving the compensation structure for the directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these filings must be furnished to the Company. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ending December 31, 2021, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners have been met on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships

A related party is an entity that can control or significantly influence the management or operating policies of another entity to the extent one of the entities may be prevented from pursuing its own interests. A related party may also be any party the entity deals with that can exercise that control.

Amounts Due To (From) Directors

The amounts due to directors as of December 31, 2021 were $525,396. The amounts due are as follows:

Amount Due to Lin Chi-Jung

The amount due to Lin Chi-Jung as of December 31, 2021 was $502,663, which includes unsecured advances and unpaid interest.

Amount Due to Lin Hsin-Hung

The balance due to Lin Hsin-Hung as of December 31, 2021 was $22,733, which is unsecured, interest-free and payable on demand.

Amount Due From An Unconsolidated Affiliates

The unpaid portion of dividend announced of SHDEW, an unconsolidated affiliate, at the amount of $15,519,112.

Amount Due to Affiliates

As of December 31, 2021, the amount due to Shanghai Shengji (“SHSJ”) a shareholder of HATX, $19,932,996 and JXSY, $556,308, was an intercompany transfer for day-to-day operations.

Issuance of Stock Options

On December 28, 2021, the Board of Directors of the Company authorized the Company to issue options to purchase an aggregate of 3,000,000 shares of common stock as a bonus incentive to 13 individuals, who has each served the Company for a minimum of eight years. The options vested immediately and are exercisable until December 27, 2023 at an exercise price of $0.60 per share. The Directors and Executive Officers who were granted options include:

Lin Chi Jung	Director	2,000,000 shares
Zhang Jian	Chief Executive Officer	160,000 shares
Lin Hsin Hung	Chairman of the Board	100,000 shares
Pan Yu Jen	Director	100,000 shares
Mi Yong Jun	Chief Financial Officer	150,000 shares
Wang Wen Hua	Director	25,000 shares

Director Independence

Fu Xuan-Jie, Li Xiao-Gang, Chen Ren and Wang Wen Hua are members of the Board of Directors and are each “independent” within the meaning of the Marketplace Rules of the Nasdaq Stock Market, Inc.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

PROPOSAL 2. – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

On May 18, 2022, the Audit Committee has selected R.H CPA to serve as the Company’s independent auditors for the fiscal year ending December 31, 2022. We are asking our stockholders to ratify our company’s selection of R.H CPA as our independent registered public accountants at the Annual Meeting. Although ratification is not required by our amended and restated bylaws or otherwise, the Board of Directors is submitting the selection of R.H CPA to our shareholders for ratification as a matter of good corporate governance practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

We expect representatives of R.H CPA to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees and Services

Audit Fees

For the years ended December 31, 2021 and 2020, the fees billed from R.H CPA were $121,658 and $121,658, respectively.

Audit-Related Fees

None.

Tax Fees

None.

All Other Fees

R.H CPA did not bill the Company any additional fees for professional services rendered to the Company during the fiscal years ended December 31, 2021 and 2020.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

According to the charter of the Audit Committee, the Company’s policy on pre-approval of audit and permissible non-audit services of independent auditors is to pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Audit Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approvals delegated to one or more members of the Audit Committee are reported to the Audit Committee at its next scheduled meeting.

Required Vote

Ratification of R.H CPA as our Company’s independent registered public accountant for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast (meaning the number of shares of Common Stock voted “for” this proposal must exceed the number of shares of Common Stock voted “against” this proposal). Abstentions will have no effect on this proposal because an abstention does not count as a vote cast. There will be no broker “non-votes” for this proposal because brokers have discretion to vote the shares held for the beneficial owners.

Recommendation of the Board

The Board of Directors recommends a vote “FOR” ratification of the selection of R.H CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

OTHER MATTERS

Our Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board of Directors may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board of Directors, who will determine whether they should be presented to the Board of Directors. The purpose of this screening is to allow the Board of Directors to avoid having to consider irrelevant or inappropriate communications.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at No. 18, Panlong Road, Qingpu District, Shanghai, People’s Republic of China, 201702, no later than December 31, 2022. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K, with any amendments, is also made available on our website at www.sunrise.sh after it is filed with the SEC, and on the link provided to you in the Company’s Notice of Internet Availability of Proxy Materials for the 2022 Annual Meeting.

June 24, 2022	By: Order of the Board of Directors

/s/ Lin Hsin Hung
Chairman

SUNRISE REAL ESTATE GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS TO

BE HELD ON JULY 20, 2022

Annual Meeting Proxy Card

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of SUNRISE REAL ESTATE GROUP, INC., a Texas corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, which were dated June 10, 2022, and released to the undersigned shareholder on June 10, 2022, and hereby constitutes and appoints Lin Hsin Hung, the Company’s Executive Director, Chairman of the Board of Directors and a director, and Lin Chi Jung, a director, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 20, 2022 (the “Annual Meeting”), and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	PROPOSAL ONE (proposed by the Company’s Board of Directors and not conditioned on the approval of other matters) Elect as Directors the nominees listed below:

01 Chang Shu Chen	FOR ☐	AGAINST ☐	ABSTAIN ☐
02 Lin Yuan Chiang	FOR ☐	AGAINST ☐	ABSTAIN ☐
03 Gu Liang	FOR ☐	AGAINST ☐	ABSTAIN ☐
04 Lin Chi Jung	FOR ☐	AGAINST ☐	ABSTAIN ☐
05 Lin Chao Chun	FOR ☐	AGAINST ☐	ABSTAIN ☐
06 Lin Hsin Hung	FOR ☐	AGAINST ☐	ABSTAIN ☐
07 Li Xiao Gang	FOR ☐	AGAINST ☐	ABSTAIN ☐
08 Wang Wen Hua	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	PROPOSAL TWO (Proposed by the Company’s Board of Directors and not conditioned on the approval of other matters) Ratify the selection of R.H CPA as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2022.

FOR [_]      AGAINST [_]      ABSTAIN [_]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINATED DIRECTORS (PROPOSAL 1) AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF R.H CPA. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022 (PROPOSAL 2). IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated June 10, 2022, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

If you are voting by mail, please sign, date and mail this proxy immediately in the enclosed envelope. You are also permitted and encouraged to vote online by following the instructions on the Notice of Internet Availability of Proxy Materials that was separately mailed to you.

Name

Name (if joint)

Date ______________, 2022

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope, if mailed in the United States.